-------------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): September 17, 1999

              CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 1999, providing for the issuance of the CWMBS, INC., Mortgage Pass-Through Certificates, Series 1999-12).

                                  CWMBS, INC.

-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

        Delaware                        333-72655              95-4449516
-----------------------------         ------------        --------------------
(State of Other Jurisdiction          (Commission          (I.R.S. Employer
      of Incorporation)               File Number)         Identification No.)


   4500 Park Granada
   Calabasas, California                                      91302
---------------------------                            ------------------
  (Address of Principal                                     (Zip Code)
    Executive Offices)

       Registrant's telephone number, including area code (818) 225-3240

-------------------------------------------------------------------------------



Item 5.  Other Events.

Filing of Certain Materials

         Pursuant to Rule 424(b)(5) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Mortgage Pass-Through Certificates, Series 1999-12 (the "Certificates").

Incorporation of Certain Documents by Reference

         The consolidated balance sheets of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1998 and 1997 and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 1998, incorporated by reference in the prospectus supplement, have been incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

         In connection with the issuance of the Certificates, the Company is filing herewith the consent of PricewaterhouseCoopers LLP ("PWC") to the use of their name and the incorporation by reference of their report in registration statement (No. 333-72655) and in the prospectus supplement relating to the issuance of the Certificates. The consent of PWC is attached hereto as Exhibit 23.

___________________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated May 17, 1999 and the prospectus supplement dated September 17, 1999, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 1999-12.



Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1              Consent of PWC



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CWMBS, INC.



                                                     By: / s / Celia Coulter
                                                         Celia Coulter
                                                         Vice President

Dated:    September 20, 1999



Exhibit Index

Exhibit                                                                    Page

23                Consent of PWC                                             6



                                  Exhibit 23

                      Consent of Independent Accountants

         We consent to the incorporation by reference in the Prospectus Supplement of CWMBS, Inc. relating to the CHL Mortgage Pass-Through Trust 1999-12 of our report dated January ___, 1999 on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998. We also consent to the reference to our Firm under the caption "Experts."

                                                /s/ PricewaterhouseCoopers LLP

New York, New York
September 20, 1999



                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599

                                                            September 20, 1999

BY MODEM

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re: CHL Mortgage Pass-Through Trust 1999-12 Mortgage Pass-Through Certificates,
                           Series 1999-12

Ladies and Gentlemen:

     On behalf of CWMBS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for certain materials in connection with the above-referenced transaction.

                                                  Very truly yours,

                                                  /s/ Amy Sunshine

                                                  Amy Sunshine

Enclosure